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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 20, 2001


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


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       Maryland                     1-12514                  84-1246585
   (State or Other                (Commission               (IRS Employer
   Jurisdiction of                File Number)           Identification No.)
   Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 20, 2001 Keystone Property Trust (the "Company"), through its subsidiary partnerships acquired a portfolio of 11 warehouse buildings located in Allentown, Pennsylvania totaling approximately 1.4 million square feet and 18 acres of entitled ground approved for the development of an additional 300,000 square feet (the "Westpark Portfolio") from J.P. Morgan Investment Management, Inc. ("J.P. Morgan"). Total consideration for this acquisition was approximately $55.6 million, including closing costs, and was funded using $24.0 million in cash proceeds from the Company's line of credit facility and $31.6 million of cash proceeds from previous asset sales. Prior to the Company's acquisition of the Westpark Portfolio, Keystone Realty Services, Inc., an affiliate of the Company, was the agent responsible for management of this portfolio for J.P. Morgan.

         The buildings acquired by the Company are as follows:


       Property Address         Leasable Square  Occupancy at December   Year Built/Renovated             Major Tenant
                                     Feet               31, 2001
--------------------------------------------------------------------------------------------------------------------------------
7520 Morris Court                        154,156               100.00%           1989         J.C. Penney Company, Inc.
7529 Morris Court (1)                    314,350               100.00%           1998         Behr Process Corporation
7542 Morris Court                        168,967               100.00%           1997         KIA Motors, Inc.
7566 Morris Court                        111,300               100.00%           1990         G&T Industries, Inc.
7584 Morris Court                         53,907                90.57%           1990         Omnilift, Inc.
7220 Schantz Court                        60,000               100.00%           1995         Laminations
7485 Industrial Boulevard                203,704               100.00%           1991         LMB Distribution, Inc.
7663 Industrial Boulevard                 65,000                 0.00%           1988         Vacant
6813 Ruppsville Road                      57,600               100.00%           1986         Digital-Ink
6829 Ruppsville Road                     100,000                70.00%           1988         TruServ Corporation
6831 Ruppsville Road                      80,000               100.00%           1988         Vanguard Manufacturing Inc.
                               ------------------
                                       1,368,984
                               ==================

(1) Includes a 64,350 square foot expansion currently under construction at this property which is to be occupied by Behr Process Corporation in the first quarter of 2002.


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         The following table shows certain information regarding rental rates and lease expirations for the Westpark Portfolio (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):


    Year of Lease      Number of       Square      Percentage of    Annualized Rent  Annualized Rent per
     Expiration         Expiring     Footage of     Total Leased      of Expiring     Leased Square Foot
                         Leases       Expiring       Square Feet      Leases (1)      of Expiring Leases
                                       Leases
----------------------------------------------------------------------------------------------------------
        2002               9              171,615           14.27%          $748,250                $4.36
        2003               3               51,161            4.25%           359,022                 7.02
        2004               5              243,906           20.28%         1,079,206                 4.42
        2005               3              299,299           24.89%         1,304,401                 4.36
        2006               -                   -             0.00%                -                    -
        2007               1              250,000           20.79%         1,150,000                 4.60
        2008               2              120,000            9.98%           493,200                 4.11
        2009               -                   -             0.00%                -                    -
        2010               -                   -             0.00%                -                    -
        2011               1               66,700            5.54%           340,170                 5.10
     Thereafter            -                   -             0.00%                -                    -
                      ------------------------------------------------------------------------------------
     Grand Total          24            1,202,681          100.00%        $5,474,249                $4.55
                      ====================================================================================


(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate in the month the lease expires, multiplied by twelve.

         As of December 31, 2001, three tenants, J.C. Penney Company, Inc., Behr Process Corporation, and LMB Distribution, Inc., individually occupy more than 10% of the total net leasable area of the Westpark Portfolio.

         At the time of the execution of the Purchase and Sale Agreement, the sellers of the Westpark Portfolio were unaffiliated with the Company and its subsidiary partnerships. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.

ITEM 5. OTHER EVENTS

         On December 28, 2001, Keystone Property Trust, and Keystone Operating Partnership, L.P., announced that it completed the refinancing of its secured $150 million line of credit facility with a new unsecured $125 million line of credit facility (the "Credit Facility"). The Credit Facility is led by Wells Fargo National Bank as administrative agent and sole arranger with Wachovia Securities as syndication agent, The Bank of New York serves as documentation agent and Chevy Chase Bank, Key Bank, LaSalle Bank, Mellon Bank, and U.S. Bank are the other participants.

         The Credit Facility has a term of three years with a one year extension available at the option of the Company and is priced on a grid based on the Company's leverage ranging from LIBOR + 1.35% to LIBOR + 1.875%. The Company may also issue letters of credit under the facility for up to 10% of the

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total facility amount. The facility contains covenants customarily found in unsecured agreements including, among others, a limitation on the Company's total liabilities at 60% of total assets.

ITEM 7.        FINANCIAL STATEMENT AND EXHIBITS

      (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

               None.

      (b)      PRO FORMA FINANCIAL INFORMATION

               None.

      (c)      EXHIBITS

               10.1 Credit Agreement dated as of December 21, 2001 by and among Keystone Operating Partnership, L.P., Keystone Property Trust, Chevy Chase Bank, Key Bank, LaSalle Bank, Mellon Bank, U.S. Bank, First Union National Bank as syndication agent, The Bank of New York as documentation agent, and Wells Fargo Bank, National Association, as agent.
               99.1     Press Release dated December 27, 2001.
               99.2     Press Release dated December 28, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         KEYSTONE PROPERTY TRUST



Date:    January 4, 2002                 By: /s/ Jeffrey E. Kelter
                                         -------------------------
                                         Jeffrey E. Kelter
                                         President and Chief Executive Officer

Date:    January 4, 2002                 By: /s/ Timothy E. McKenna
                                         --------------------------
                                         Timothy E. McKenna
                                         Senior Vice President
                                         (Chief Accounting Officer)